Exhibit 99.1
OpenText Reports Second Quarter Fiscal Year 2021 Financial Results

Record Annual Recurring Revenues (ARR), Record Cloud Revenues

Second Quarter Highlights

Total Revenues (in millions)		Annual Recurring Revenues (in millions)		Cloud Revenues (in millions)
Reported	Constant Currency	Reported	Constant Currency	Reported	Constant Currency
$855.6	$839.4	$684.9	$673.6	$350.5	$346.7
+10.9%	+8.8%	+21.5%	+19.5%	+41.1%	+39.6%
Annual Recurring Revenues represents 80% of Total Revenues

•Operating Cash Flows of $282.5 million in the quarter, up 36.3% Y/Y
•Free Cash Flows of $274.8 million in the quarter, up 46.5% Y/Y
•GAAP-based net income (loss) of ($65.5) million, down 160.9% Y/Y, margin of (7.7)% down 2,160 basis points Y/Y, primarily due to one-time IRS settlement charge of $299 million
•Adjusted EBITDA of $360.8 million, up 13.8%, margin of 42.2%, up 110 basis points Y/Y
•GAAP-based diluted earnings (loss) per share of ($0.24), down 160.0% Y/Y
•Non-GAAP diluted earnings per share of $0.95, up 13.1%, and $0.92 in constant currency, up 9.5% Y/Y

Waterloo, ON, February 4, 2021 - Open Text Corporation (NASDAQ: OTEX), (TSX: OTEX), “The Information Company,” today announced its financial results for the second quarter ended December 31, 2020.
“OpenText delivered another quarter of strong growth, reflecting the power of our business model and exceptional performance in all of our key metrics,” said Mark J. Barrenechea, OpenText CEO & CTO. “Total revenues grew to $855.6 million, up 10.9% year-over-year, and Cloud Services and Subscriptions revenues grew to $350.5 million, up 41.1% year-over-year. Annual Recurring Revenues (ARR) grew to a record $684.9 million, up 21.5% year-over-year, now representing 80% of total revenues."

“Increasing demand for OpenText's Information Management cloud offerings strongly positions us to achieve market share gains through continued alignment with our customers' digital transformation and business needs,” said Mr. Barrenechea.
“OpenText demonstrated strong operational excellence in our second quarter, generating free cash flows of $274.8 million, with a record Adjusted EBITDA of $360.8 million", said OpenText EVP, CFO, Madhu Ranganathan. “Our balance sheet and liquidity position of approximately $1.5 billion of cash at the end of the quarter and a 1.6x net leverage ratio, supports our goals to grow, generate cash and pursue our Total Growth strategy."

Financial Highlights for Q2 Fiscal 2021 with Year Over Year Comparisons

Summary of Quarterly Results
(In millions, except per share data)	Q2 FY'21	Q2 FY'20	$ Change	% Change (Y/Y)	Q2 FY'21 in CC*	% Change in CC*
Revenues:
Cloud services and subscriptions	$350.5	$248.3	$102.1	41.1%	$346.7	39.6%
Customer support	334.5	315.5	19.0	6.0%	326.9	3.6%
Total annual recurring revenues**	$684.9	$563.8	$121.1	21.5%	$673.6	19.5%
License	107.3	138.1	(30.7)	(22.3)%	104.1	(24.6)%
Professional service and other	63.4	69.6	(6.3)	(9.0)%	61.6	(11.4)%
Total revenues	$855.6	$771.6	$84.1	10.9%	$839.4	8.8%
GAAP-based operating income	$234.5	$184.7	$49.7	26.9%	N/A	N/A
Non-GAAP-based operating income (1)	$340.5	$296.4	$44.2	14.9%	$330.9	11.6%
GAAP-based earnings (loss) per share, diluted	($0.24)	$0.40	($0.64)	(160.0)%	N/A	N/A
Non-GAAP-based EPS, diluted (1)(2)	$0.95	$0.84	$0.11	13.1%	$0.92	9.5%
GAAP-based net income (loss) attributable to OpenText	($65.5)	$107.5	($172.9)	(160.9)%	N/A	N/A
Adjusted EBITDA (1)	$360.8	$317.0	$43.7	13.8%	$351.0	10.7%
Operating cash flows	$282.5	$207.2	$75.2	36.3%	N/A	N/A
Free cash flows (1)	$274.8	$187.6	$87.2	46.5%	N/A	N/A

Summary of YTD Results
(In millions, except per share data)	FY'21 YTD	FY'20 YTD	$ Change	% Change (Y/Y)	FY'21 YTD in CC*	% Change in CC*
Revenues:
Cloud services and subscriptions	$691.4	$485.6	$205.8	42.4%	$686.9	41.5%
Customer support	663.9	627.8	36.1	5.7%	654.0	4.2%
Total annual recurring revenues**	$1,355.3	$1,113.4	$241.9	21.7%	$1,341.0	20.4%
License	175.9	216.0	(40.1)	(18.6)%	171.3	(20.7)%
Professional service and other	128.5	139.0	(10.6)	(7.6)%	125.2	(10.0)%
Total revenues	$1,659.7	$1,468.4	$191.2	13.0%	$1,637.4	11.5%
GAAP-based operating income	$416.8	$317.3	$99.6	31.4%	N/A	N/A
Non-GAAP-based operating income (1)	$660.9	$530.3	$130.6	24.6%	$644.8	21.6%
GAAP-based EPS, diluted	$0.14	$0.67	($0.53)	(79.1)%	N/A	N/A
Non-GAAP-based EPS, diluted (1)(2)	$1.84	$1.48	$0.36	24.3%	$1.79	20.9%
GAAP-based net income attributable to OpenText	$37.9	$181.9	($144.0)	(79.2)%	N/A	N/A
Adjusted EBITDA (1)	$703.1	$571.2	$131.9	23.1%	$686.7	20.2%
Operating cash flows	$516.4	$344.7	$171.7	49.8%	N/A	N/A
Free cash flows (1)	$493.4	$306.5	$186.9	61.0%	N/A	N/A

(1) Please see note 2 "Use of Non-GAAP Financial Measures" below.
(2) Please also see note 14 to the Company's Fiscal 2018 Consolidated Financial Statements on Form 10-K. Reflective of the amount of net tax benefit arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period.
Note: Individual line items in tables may be adjusted by non-material amounts to enable totals to align to published financial statements.

*CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate.
**Annual recurring revenue is defined as the sum of Cloud services and subscriptions revenue and Customer support revenue.

Dividend Program
As part of our quarterly, non-cumulative cash dividend program, the Board declared on February 3, 2021 a cash dividend of $0.2008 per common share. The record date for this dividend is March 5, 2021 and the payment date is March 26, 2021. OpenText believes strongly in returning value to its shareholders and intends to maintain its dividend program. Any future declarations of dividends and the establishment of future record and payment dates are all subject to the final determination and discretion of the Board of Directors.

Quarterly Business Highlights
•Key customer wins in the quarter included Auto Club Group, Autoriteit Persoonsgegevens, City of San Diego, UK Department for Work and Pensions, Evonik Industries AG, Froneri, Heraeus, McCain Foods, MedPro Group, Nestlé, Norwegian Labour and Welfare Administration, Region Skane, Revo Health, SaskPower
•OpenText Launches BrightCloud® Cloud Service Intelligence
•OpenText named a leader in 2020 Gartner Magic Quadrant for Content Services Platforms
•Launched OpenText™ Cloud Editions 20.4, designed to help customers get to the cloud, accelerate digital transformation, and rethink the future of work
•OpenText brings Digital Investigation to the Cloud with Microsoft Azure
•OpenText announced $1M USD donation to support food security

Summary of Quarterly Results
	Q2 FY'21	Q1 FY'21	Q2 FY'20	% Change (Q2 FY'21 vs Q1 FY'21)		% Change (Q2 FY'21 vs Q2 FY'20)
Revenue (millions)	$855.6	$804.0	$771.6	6.4%		10.9%
GAAP-based gross margin	70.5%	69.0%	69.9%	150	bps	60	bps
GAAP-based earnings (loss) per share, diluted	($0.24)	$0.38	$0.40	(163.2)%		(160.0)%
Non-GAAP-based gross margin (1)	77.1%	76.5%	75.5%	60	bps	160	bps
Non-GAAP-based EPS, diluted (1)(2)	$0.95	$0.89	$0.84	6.7%		13.1%
(1) Please see note 2 "Use of Non-GAAP Financial Measures" below.
(2) Please also see note 14 to the Company's Fiscal 2018 Consolidated Financial Statements on Form 10-K. Reflective of the amount of net tax benefit arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period.
Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 10 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/investor-events-and-presentations.

A replay of the call will be available beginning February 4, 2021 at 7:00 p.m. ET through 11:59 p.m. on February 18, 2021 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 5838 followed by the number sign.

Please see below note (2) for a reconciliation of U.S. GAAP-based financial measures used in this press release, to Non-GAAP-based financial measures. Additionally, “off-cloud” is a term we use to describe license transactions.

About OpenText

OpenText, The Information Company™, enables organizations to gain insight through market leading information management solutions, on-premises or in the cloud. For more information about OpenText (NASDAQ: OTEX, TSX: OTEX) visit opentext.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in our fiscal year ending June 30, 2021 (Fiscal 2021) on growth, future cloud growth and market share gains, generating substantial long-term value for shareholders, the financial and operational impact of the COVID-19 pandemic, anticipated benefits of our partnerships and next generation product lines, the strength of our operating framework and balance sheet flexibility, continued investments in product innovation, go-to-market and strategic acquisitions, M&A continuing to be our leading growth contributor, our capital allocation strategy, creating value through investments in broader Information Management capabilities, the Company's presence in the cloud and in growth markets, expected growth in our revenue lines, total growth from acquisitions, innovation and organic initiatives, the focus on recurring revenues, improving operational efficiency, expanding cash flow and strengthening the business, adjusted operating income and cash flow, its financial condition, the adjusted operating margin target range, results of operations and earnings, announced acquisitions, ongoing tax matters, the integration of the acquired businesses, declaration of quarterly dividends, potential share repurchases pursuant to its Repurchase Plan, future tax rates, new platform and product offerings, scaling OpenText to new levels in Fiscal 2021 and beyond, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially which include, but are not limited to, actual and potential risks and uncertainties relating to the ultimate spread of COVID-19, the severity of the disease and the duration of the COVID-19 pandemic. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Harry E. Blount
Senior Vice President, Global Head of Investor Relations
Open Text Corporation
415-963-0825
investors@opentext.com

Copyright ©2021 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information, visit: http://www.opentext.com/who-we-are/copyright-information.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	December 31, 2020	June 30, 2020
ASSETS	(unaudited)
Cash and cash equivalents	$1,500,561	$1,692,850
Accounts receivable trade, net of allowance for credit losses of $22,845 as of December 31, 2020 and $20,906 as of June 30, 2020	445,841	466,357
Contract assets	27,460	29,570
Income taxes recoverable	24,517	61,186
Prepaid expenses and other current assets	130,177	136,436
Total current assets	2,128,556	2,386,399
Property and equipment	227,434	244,555
Operating lease right of use assets	235,142	207,869
Long-term contract assets	18,175	15,427
Goodwill	4,696,349	4,672,356
Acquired intangible assets	1,402,928	1,612,564
Deferred tax assets	866,788	911,565
Other assets	164,238	154,467
Long-term income taxes recoverable	29,488	29,620
Total assets	$9,769,098	$10,234,822
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$348,080	$373,314
Current portion of long-term debt	10,000	610,000
Operating lease liabilities	59,874	64,071
Deferred revenues	798,340	812,218
Income taxes payable	320,084	44,630
Total current liabilities	1,536,378	1,904,233
Long-term liabilities:
Accrued liabilities	28,334	34,955
Pension liability	83,271	73,129
Long-term debt	3,581,565	3,584,311
Long-term operating lease liabilities	227,265	217,165
Long-term deferred revenues	97,083	94,382
Long-term income taxes payable	32,794	171,200
Deferred tax liabilities	179,161	148,738
Total long-term liabilities	4,229,473	4,323,880
Shareholders' equity:
Share capital and additional paid-in capital
272,588,542 and 271,863,354 Common Shares issued and outstanding at December 31, 2020 and June 30, 2020, respectively; authorized Common Shares: unlimited	1,889,857	1,851,777
Accumulated other comprehensive income	66,476	17,825
Retained earnings	2,093,076	2,159,396
Treasury stock, at cost (1,101,370 and 622,297 shares at December 31, 2020 and June 30, 2020, respectively)	(47,555)	(23,608)
Total OpenText shareholders' equity	4,001,854	4,005,390
Non-controlling interests	1,393	1,319
Total shareholders' equity	4,003,247	4,006,709
Total liabilities and shareholders' equity	$9,769,098	$10,234,822

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Revenues:
Cloud services and subscriptions	$350,454	$248,340	$691,440	$485,605
Customer support	334,492	315,508	663,891	627,806
License	107,348	138,095	175,871	215,993
Professional service and other	63,350	69,614	128,455	139,041
Total revenues	855,644	771,557	1,659,657	1,468,445
Cost of revenues:
Cloud services and subscriptions	117,882	103,644	230,506	205,806
Customer support	29,668	29,788	58,862	59,175
License	4,302	3,050	6,791	5,373
Professional service and other	46,619	53,604	93,200	107,942
Amortization of acquired technology-based intangible assets	54,091	42,299	112,128	82,597
Total cost of revenues	252,562	232,385	501,487	460,893
Gross profit	603,082	539,172	1,158,170	1,007,552
Operating expenses:
Research and development	100,238	80,283	194,141	161,461
Sales and marketing	147,897	137,310	280,297	265,928
General and administrative	62,765	54,595	118,954	106,130
Depreciation	20,280	20,712	42,283	40,989
Amortization of acquired customer-based intangible assets	54,926	51,460	109,919	100,618
Special charges (recoveries)	(17,494)	10,072	(4,250)	15,173
Total operating expenses	368,612	354,432	741,344	690,299
Income from operations	234,470	184,740	416,826	317,253
Other income (expense), net	5,251	1,972	8,134	(813)
Interest and other related expense, net	(37,595)	(32,376)	(76,684)	(64,586)
Income before income taxes	202,126	154,336	348,276	251,854
Provision for (recovery of) income taxes	267,559	46,818	310,303	69,909
Net income (loss) for the period	$(65,433)	$107,518	$37,973	$181,945
Net (income) loss attributable to non-controlling interests	(44)	(51)	(74)	(77)
Net income (loss) attributable to OpenText	$(65,477)	$107,467	$37,899	$181,868
Earnings (loss) per share—basic attributable to OpenText	$(0.24)	$0.40	$0.14	$0.67
Earnings (loss) per share—diluted attributable to OpenText	$(0.24)	$0.40	$0.14	$0.67
Weighted average number of Common Shares outstanding—basic (in '000's)	272,433	270,450	272,210	270,232
Weighted average number of Common Shares outstanding—diluted (in '000's)	272,433	271,590	273,019	271,328

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Net income (loss) for the period	$(65,433)	$107,518	$37,973	$181,945
Other comprehensive income (loss)—net of tax:
Net foreign currency translation adjustments	26,065	4,875	48,710	(736)
Unrealized gain (loss) on cash flow hedges:
Unrealized gain (loss) - net of tax expense (recovery) effect of $751 and $301 for the three months ended December 31, 2020 and 2019, respectively; $1,056 and $95 for the six months ended December 31, 2020 and 2019, respectively	2,082	833	2,927	261
(Gain) loss reclassified into net income (loss) - net of tax (expense) recovery effect of ($227) and ($26) for the three months ended December 31, 2020 and 2019, respectively; ($283) and ($23) for the six months ended December 31, 2020 and 2019, respectively	(628)	(72)	(784)	(64)
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial gain (loss) - net of tax expense (recovery) effect of ($441) and $1,308 for the three months ended December 31, 2020 and 2019, respectively; ($1,357) and $59 for the six months ended December 31, 2020 and 2019, respectively	(981)	3,698	(2,686)	614
Amortization of actuarial (gain) loss into net income (loss) - net of tax (expense) recovery effect of $93 and $97 for the three months ended December 31, 2020 and 2019, respectively; $180 and $243 for the six months ended December 31, 2020 and 2019, respectively	243	260	484	491
Total other comprehensive income (loss) net, for the period	26,781	9,594	48,651	566
Total comprehensive income (loss)	(38,652)	117,112	86,624	182,511
Comprehensive (income) loss attributable to non-controlling interests	(44)	(51)	(74)	(77)
Total comprehensive income (loss) attributable to OpenText	$(38,696)	$117,061	$86,550	$182,434

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(In thousands of U.S. dollars and shares)
(unaudited)

	Three Months Ended December 31, 2020
	Common Shares and Additional Paid in Capital		Treasury Stock		Retained Earnings	Accumulated Other Comprehensive Income	Non-Controlling Interests	Total
	Shares	Amount	Shares	Amount
Balance as of September 30, 2020	272,174	$1,872,411	(1,394)	$(58,788)	$2,213,053	$39,695	$1,349	$4,067,720
Issuance of Common Shares
Under employee stock option plans	213	6,893	—	—	—	—	—	6,893
Under employee stock purchase plans	202	7,260	—	—	—	—	—	7,260
Share-based compensation	—	14,526	—	—	—	—	—	14,526
Issuance of treasury stock	—	(11,233)	293	11,233	—	—	—	—
Dividends declared ($0.2008 per Common Share)	—	—	—	—	(54,500)	—	—	(54,500)
Other comprehensive income - net	—	—	—	—	—	26,781	—	26,781
Net income (loss) for the quarter	—	—	—	—	(65,477)	—	44	(65,433)
Balance as of December 31, 2020	272,589	$1,889,857	(1,101)	$(47,555)	$2,093,076	$66,476	$1,393	$4,003,247

	Three Months Ended December 31, 2019
	Common Shares and Additional Paid in Capital		Treasury Stock		Retained Earnings	Accumulated Other Comprehensive Income	Non-Controlling Interests	Total
	Shares	Amount	Shares	Amount
Balance as of September 30, 2019	270,190	$1,791,689	(1,103)	$(41,190)	$2,141,278	$15,096	$1,241	$3,908,114
Issuance of Common Shares
Under employee stock option plans	231	6,783	—	—	—	—	—	6,783
Under employee stock purchase plans	188	6,532	—	—	—	—	—	6,532
Share-based compensation	—	7,783	—	—	—	—	—	7,783
Issuance of treasury stock	—	(9,124)	256	9,124	—	—	—	—
Dividends declared ($0.1746 per Common Share)	—	—	—	—	(47,092)	—	—	(47,092)
Other comprehensive income - net	—	—	—	—	—	9,594	—	9,594
Net income for the quarter	—	—	—	—	107,467	—	51	107,518
Balance as of December 31, 2019	270,609	$1,803,663	(847)	$(32,066)	$2,201,653	$24,690	$1,292	$3,999,232

	Six Months Ended December 31, 2020
	Common Shares and Additional Paid in Capital		Treasury Stock		Retained Earnings	Accumulated Other Comprehensive Income	Non-Controlling Interests	Total
	Shares	Amount	Shares	Amount
Balance as of June 30, 2020	271,863	$1,851,777	(622)	$(23,608)	$2,159,396	$17,825	$1,319	$4,006,709
Adoption of ASU 2016-13 - cumulative effect, net	—	—	—	—	(2,450)	—	—	(2,450)
Issuance of Common Shares
Under employee stock option plans	524	15,498	—	—	—	—	—	15,498
Under employee stock purchase plans	202	7,553	193	6,690	—	—	—	14,243
Share-based compensation	—	26,262	—	—	—	—	—	26,262
Purchase of treasury stock	—	—	(965)	(41,870)	—	—	—	(41,870)
Issuance of treasury stock	—	(11,233)	293	11,233	—	—	—	—
Dividends declared ($0.3754 per Common Share)	—	—	—	—	(101,769)	—	—	(101,769)
Other comprehensive income - net	—	—	—	—	—	48,651	—	48,651
Net income for the period	—	—	—	—	37,899	—	74	37,973
Balance as of December 31, 2020	272,589	$1,889,857	(1,101)	$(47,555)	$2,093,076	$66,476	$1,393	$4,003,247

	Six Months Ended December 31, 2019
	Common Shares and Additional Paid in Capital		Treasury Stock		Retained Earnings	Accumulated Other Comprehensive Income	Non-Controlling Interests	Total
	Shares	Amount	Shares	Amount
Balance as of June 30, 2019	269,834	$1,774,214	(803)	$(28,766)	$2,113,883	$24,124	$1,215	$3,884,670
Issuance of Common Shares
Under employee stock option plans	415	11,359	—	—	—	—	—	11,359
Under employee stock purchase plans	360	12,540	—	—	—	—	—	12,540
Share-based compensation	—	14,674	—	—	—	—	—	14,674
Purchase of treasury stock	—	—	(300)	(12,424)	—	—	—	(12,424)
Issuance of treasury stock	—	(9,124)	256	9,124	—	—	—	—
Dividends declared ($0.3492 per Common Share)	—	—	—	—	(94,098)	—	—	(94,098)
Other comprehensive income - net	—	—	—	—	—	566	—	566
Net income for the period	—	—	—	—	181,868	—	77	181,945
Balance as of December 31, 2019	270,609	$1,803,663	(847)	$(32,066)	$2,201,653	$24,690	$1,292	$3,999,232

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Cash flows from operating activities:
Net income (loss) for the period	$(65,433)	$107,518	$37,973	$181,945
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of intangible assets	129,297	114,471	264,330	224,204
Share-based compensation expense	14,526	7,783	26,262	14,674
Pension expense	1,615	1,459	3,120	2,895
Amortization of debt issuance costs	1,142	1,149	2,254	2,276
Loss on sale and write down of property and equipment	380	—	953	—
Deferred taxes	81,577	27,924	80,397	34,168
Share in net (income) loss of equity investees	(2,034)	(1,266)	(8,255)	(1,948)
Changes in operating assets and liabilities:
Accounts receivable	(42,115)	(55,833)	32,727	2,598
Contract assets	(10,355)	(10,458)	(20,193)	(17,659)
Prepaid expenses and other current assets	11,457	1,111	7,966	(501)
Income taxes	147,809	(7,944)	168,841	(891)
Accounts payable and accrued liabilities	14,891	29,744	(36,538)	(33,235)
Deferred revenue	22,621	(2,924)	(18,647)	(64,093)
Other assets	(2,016)	(3,327)	(1,467)	2,357
Operating lease assets and liabilities, net	(20,907)	(2,169)	(23,364)	(2,105)
Net cash provided by operating activities	282,455	207,238	516,359	344,685
Cash flows from investing activities:
Additions of property and equipment	(7,651)	(19,598)	(22,956)	(38,212)
Purchase of XMedius	444	—	444	—
Purchase of Carbonite, Inc., net of cash and restricted cash acquired	—	(1,216,639)	—	(1,216,639)
Purchase of Dynamic Solutions Group Inc.	(371)	(4,149)	(371)	(4,149)
Other investing activities	867	(3,505)	(1,370)	(5,541)
Net cash used in investing activities	(6,711)	(1,243,891)	(24,253)	(1,264,541)
Cash flows from financing activities:
Proceeds from issuance of Common Shares from exercise of stock options and ESPP	13,338	12,000	29,177	23,117
Proceeds from long-term debt and Revolver	—	750,000	—	750,000
Repayment of long-term debt and Revolver	(602,500)	(2,500)	(605,000)	(5,000)
Debt issuance costs	—	(979)	—	(979)
Purchase of treasury stock	—	—	(41,870)	(12,424)
Payments of dividends to shareholders	(54,500)	(47,092)	(101,769)	(94,098)
Net cash provided by (used in) financing activities	(643,662)	711,429	(719,462)	660,616
Foreign exchange gain (loss) on cash held in foreign currencies	22,979	3,640	33,771	(4,071)
Increase (decrease) in cash, cash equivalents and restricted cash during the period	(344,939)	(321,584)	(193,585)	(263,311)
Cash, cash equivalents and restricted cash at beginning of the period	1,848,617	1,001,816	1,697,263	943,543
Cash, cash equivalents and restricted cash at end of the period	$1,503,678	$680,232	$1,503,678	$680,232

Reconciliation of cash, cash equivalents and restricted cash:	December 31, 2020	December 31, 2019
Cash and cash equivalents	$1,500,561	$675,403
Restricted cash (1)	3,117	4,829
Total cash, cash equivalents and restricted cash	$1,503,678	$680,232

(1) Restricted cash is classified under the Prepaid expenses and other current assets and Other assets line items on the Condensed Consolidated Balance Sheets.

Notes
(1)    All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.
(2)    Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (Non-GAAP). These Non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar Non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these Non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.
The Company uses these Non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of Non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain Non-GAAP measures defined below.
Non-GAAP-based net income and Non-GAAP-based EPS, attributable to OpenText, are consistently calculated as GAAP-based net income (loss) or earnings (loss) per share, attributable to OpenText, on a diluted basis, excluding the effects of the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges (recoveries), all net of tax and any tax benefits/expense items unrelated to current period income, as further described in the tables below. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets and share-based compensation within cost of sales. Non-GAAP-based gross margin is calculated as Non-GAAP-based gross profit expressed as a percentage of total revenue. Non-GAAP-based income from operations is calculated as GAAP-based income from operations, excluding the amortization of acquired intangible assets, special charges (recoveries), and share-based compensation expense.
Adjusted earnings (loss) before interest, taxes, depreciation and amortization (Adjusted EBITDA) is consistently calculated as GAAP-based net income (loss), attributable to OpenText, excluding interest income (expense), provision for income taxes, depreciation and amortization of acquired intangible assets, other income (expense), share-based compensation and special charges (recoveries). Adjusted EBITDA margin is calculated as adjusted EBITDA expressed as a percentage of total revenue.
The Company's management believes that the presentation of the above defined Non-GAAP financial measures provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management. These items are excluded based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports and are not excluded in the sense that they may be used under U.S. GAAP.
The Company does not acquire businesses on a predictable cycle, and therefore believes that the presentation of Non-GAAP measures, which in certain cases adjust for the impact of amortization of intangible assets and the related tax effects that are primarily related to acquisitions, will provide readers of financial statements with a more consistent basis for comparison across accounting periods and be more useful in helping readers understand the Company’s operating results and underlying operational trends. Additionally, the Company has engaged in various restructuring activities over the past several years, primarily due to acquisitions, that have resulted in costs associated with reductions in headcount, consolidation of leased facilities and related costs, all which are recorded under the Company’s “Special charges (recoveries)” caption on the Consolidated Statements of Income (Loss). Each restructuring activity is a discrete event based on a unique set of business objectives or circumstances, and each differs in terms of its operational implementation, business impact and scope, and the size of each restructuring plan can vary significantly from period to period. Therefore, the Company believes that the exclusion of these special charges (recoveries) will also better aid readers of financial statements in the understanding and comparability of the Company's operating results and underlying operational trends.
In summary, the Company believes the provision of supplemental Non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary Non-GAAP financial measures that exclude certain items from the presentation of its financial results.
The following charts provide unaudited reconciliations of U.S. GAAP-based financial measures to Non-GAAP-based financial measures for the following periods presented.

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2020. (In thousands, except for per share data)
	Three Months Ended December 31, 2020
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$117,882		$(1,143)	(1)	$116,739
Customer support	29,668		(499)	(1)	29,169
Professional service and other	46,619		(666)	(1)	45,953
Amortization of acquired technology-based intangible assets	54,091		(54,091)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	603,082	70.5%	56,399	(3)	659,481	77.1%
Operating expenses
Research and development	100,238		(2,707)	(1)	97,531
Sales and marketing	147,897		(4,957)	(1)	142,940
General and administrative	62,765		(4,554)	(1)	58,211
Amortization of acquired customer-based intangible assets	54,926		(54,926)	(2)	—
Special charges (recoveries)	(17,494)		17,494	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	234,470		106,049	(5)	340,519
Other income (expense), net	5,251		(5,251)	(6)	—
Provision for (recovery of) income taxes	267,559		(225,150)	(7)	42,409
GAAP-based net income (loss) / Non-GAAP-based net income, attributable to OpenText	(65,477)		325,948	(8)	260,471
GAAP-based earnings (loss) per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$(0.24)		$1.19	(8)	$0.95
(1)    Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.
(2)    Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.
(3)    GAAP-based and Non-GAAP-based gross profit stated in dollars and gross margin stated as a percentage of total revenue.
(4)    Adjustment relates to the exclusion of special charges (recoveries) from our Non-GAAP-based operating expenses as special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.
(5)    GAAP-based and Non-GAAP-based income from operations stated in dollars.
(6)    Adjustment relates to the exclusion of other income (expense) from our Non-GAAP-based operating expenses as other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.
(7)    Adjustment relates to differences between the GAAP-based tax provision rate of approximately 132% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense. The GAAP-based tax provision rate for the three months ended December 31, 2020 includes an income tax provision charge from the IRS Settlement partially offset by a tax benefit from the release of unrecognized tax benefits due to the conclusion of relevant tax audits.

(8)    Reconciliation of GAAP-based net loss to Non-GAAP-based net income:

	Three Months Ended December 31, 2020
		Per share diluted*
GAAP-based net loss, attributable to OpenText	$(65,477)	$(0.24)
Add:
Amortization	109,017	0.40
Share-based compensation	14,526	0.05
Special charges (recoveries)	(17,494)	(0.06)
Other (income) expense, net	(5,251)	(0.02)
GAAP-based provision for (recovery of) income taxes	267,559	0.98
Non-GAAP-based provision for income taxes	(42,409)	(0.16)
Non-GAAP-based net income, attributable to OpenText	$260,471	$0.95

*Weighted average number of Common Shares - diluted (in thousands) used in the calculation of Non-GAAP-based earnings per share for the three months ended December 31, 2020 were 273,183.
Reconciliation of Adjusted EBITDA

Three Months Ended December 31, 2020
GAAP-based net loss, attributable to OpenText	$(65,477)
Add:
Provision for (recovery of) income taxes	267,559
Interest and other related expense, net	37,595
Amortization of acquired technology-based intangible assets	54,091
Amortization of acquired customer-based intangible assets	54,926
Depreciation	20,280
Share-based compensation	14,526
Special charges (recoveries)	(17,494)
Other (income) expense, net	(5,251)
Adjusted EBITDA	$360,755

GAAP-based net loss margin	(7.7)%
Adjusted EBITDA margin	42.2%
Reconciliation of Free cash flows

Three Months Ended December 31, 2020
GAAP-based cash flows provided by operating activities	$282,455
Add:
Capital expenditures (1)	(7,651)
Free cash flows	$274,804

(1) Defined as "Additions of property and equipment" in the Condensed Consolidated Statements of Cash Flows.

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the six months ended December 31, 2020. (In thousands, except for per share data)
	Six Months Ended December 31, 2020
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$230,506		$(1,979)	(1)	$228,527
Customer support	58,862		(941)	(1)	57,921
Professional service and other	93,200		(1,183)	(1)	92,017
Amortization of acquired technology-based intangible assets	112,128		(112,128)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	1,158,170	69.8%	116,231	(3)	1,274,401	76.8%
Operating expenses
Research and development	194,141		(5,049)	(1)	189,092
Sales and marketing	280,297		(9,014)	(1)	271,283
General and administrative	118,954		(8,096)	(1)	110,858
Amortization of acquired customer-based intangible assets	109,919		(109,919)	(2)	—
Special charges (recoveries)	(4,250)		4,250	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	416,826		244,059	(5)	660,885
Other income (expense), net	8,134		(8,134)	(6)	—
Provision for (recovery of) income taxes	310,303		(228,515)	(7)	81,788
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	37,899		464,440	(8)	502,339
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.14		$1.70	(8)	$1.84
(1)    Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.
(2)    Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.
(3)    GAAP-based and Non-GAAP-based gross profit stated in dollars and gross margin stated as a percentage of total revenue.
(4)    Adjustment relates to the exclusion of special charges (recoveries) from our Non-GAAP-based operating expenses as special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.
(5)    GAAP-based and Non-GAAP-based income from operations stated in dollars.
(6)    Adjustment relates to the exclusion of other income (expense) from our Non-GAAP-based operating expenses as other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.
(7)    Adjustment relates to differences between the GAAP-based tax provision rate of approximately 89% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense. The GAAP-based tax provision rate for the six months ended December 31, 2020 includes an income tax provision charge from the IRS Settlement partially offset by a tax benefit from the release of unrecognized tax benefits due to the conclusion of relevant tax audits.

(8)    Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Six Months Ended December 31, 2020
		Per share diluted
GAAP-based net income, attributable to OpenText	$37,899	$0.14
Add:
Amortization	222,047	0.81
Share-based compensation	26,262	0.10
Special charges (recoveries)	(4,250)	(0.02)
Other (income) expense, net	(8,134)	(0.03)
GAAP-based provision for (recovery of) income taxes	310,303	1.14
Non-GAAP-based provision for income taxes	(81,788)	(0.30)
Non-GAAP-based net income, attributable to OpenText	$502,339	$1.84
Reconciliation of Adjusted EBITDA

Six Months Ended December 31, 2020
GAAP-based net income, attributable to OpenText	$37,899
Add:
Provision for (recovery of) income taxes	310,303
Interest and other related expense, net	76,684
Amortization of acquired technology-based intangible assets	112,128
Amortization of acquired customer-based intangible assets	109,919
Depreciation	42,283
Share-based compensation	26,262
Special charges (recoveries)	(4,250)
Other (income) expense, net	(8,134)
Adjusted EBITDA	$703,094

GAAP-based net income margin	2.3%
Adjusted EBITDA margin	42.4%
Reconciliation of Free cash flows

Six Months Ended December 31, 2020
GAAP-based cash flows provided by operating activities	$516,359
Add:
Capital expenditures (1)	(22,956)
Free cash flows	$493,403

(1) Defined as "Additions of property and equipment" in the Condensed Consolidated Statements of Cash Flows.

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2020. (In thousands, except for per share data)
	Three Months Ended September 30, 2020
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$112,624		$(836)	(1)	$111,788
Customer support	29,194		(442)	(1)	28,752
Professional service and other	46,581		(517)	(1)	46,064
Amortization of acquired technology-based intangible assets	58,037		(58,037)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	555,088	69.0%	59,832	(3)	614,920	76.5%
Operating expenses
Research and development	93,903		(2,342)	(1)	91,561
Sales and marketing	132,400		(4,057)	(1)	128,343
General and administrative	56,189		(3,542)	(1)	52,647
Amortization of acquired customer-based intangible assets	54,993		(54,993)	(2)	—
Special charges (recoveries)	13,244		(13,244)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	182,356		138,010	(5)	320,366
Other income (expense), net	2,883		(2,883)	(6)	—
Provision for (recovery of) income taxes	42,744		(3,365)	(7)	39,379
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	103,376		138,492	(8)	241,868
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.38		$0.51	(8)	$0.89
(1)    Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.
(2)    Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.
(3)    GAAP-based and Non-GAAP-based gross profit stated in dollars and gross margin stated as a percentage of total revenue.
(4)    Adjustment relates to the exclusion of special charges (recoveries) from our Non-GAAP-based operating expenses as special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.
(5)    GAAP-based and Non-GAAP-based income from operations stated in dollars.
(6)    Adjustment relates to the exclusion of other income (expense) from our Non-GAAP-based operating expenses as other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.
(7)    Adjustment relates to differences between the GAAP-based tax provision rate of approximately 29% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)    Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended September 30, 2020
		Per share diluted
GAAP-based net income, attributable to OpenText	$103,376	$0.38
Add:
Amortization	113,030	0.41
Share-based compensation	11,736	0.04
Special charges (recoveries)	13,244	0.05
Other (income) expense, net	(2,883)	(0.01)
GAAP-based provision for (recovery of) income taxes	42,744	0.16
Non-GAAP-based provision for income taxes	(39,379)	(0.14)
Non-GAAP-based net income, attributable to OpenText	$241,868	$0.89
Reconciliation of Adjusted EBITDA

Three Months Ended September 30, 2020
GAAP-based net income, attributable to OpenText	$103,376
Add:
Provision for (recovery of) income taxes	42,744
Interest and other related expense, net	39,089
Amortization of acquired technology-based intangible assets	58,037
Amortization of acquired customer-based intangible assets	54,993
Depreciation	22,003
Share-based compensation	11,736
Special charges (recoveries)	13,244
Other (income) expense, net	(2,883)
Adjusted EBITDA	$342,339

GAAP-based net income margin	12.9%
Adjusted EBITDA margin	42.6%
Reconciliation of Free cash flows

Three Months Ended September 30, 2020
GAAP-based cash flows provided by operating activities	$233,904
Add:
Capital expenditures (1)	(15,305)
Free cash flows	$218,599

(1) Defined as "Additions of property and equipment" in the Condensed Consolidated Statements of Cash Flows.

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2019. (In thousands, except for per share data)
	Three Months Ended December 31, 2019
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$103,644		$(371)	(1)	$103,273
Customer support	29,788		(297)	(1)	29,491
Professional service and other	53,604		(346)	(1)	53,258
Amortization of acquired technology-based intangible assets	42,299		(42,299)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	539,172	69.9%	43,313	(3)	582,485	75.5%
Operating expenses
Research and development	80,283		(1,255)	(1)	79,028
Sales and marketing	137,310		(2,383)	(1)	134,927
General and administrative	54,595		(3,131)	(1)	51,464
Amortization of acquired customer-based intangible assets	51,460		(51,460)	(2)	—
Special charges (recoveries)	10,072		(10,072)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	184,740		111,614	(5)	296,354
Other income (expense), net	1,972		(1,972)	(6)	—
Provision for (recovery of) income taxes	46,818		(9,861)	(7)	36,957
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	107,467		119,503	(8)	226,970
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.40		$0.44	(8)	$0.84

(1)    Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.
(2)    Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.
(3)    GAAP-based and Non-GAAP-based gross profit stated in dollars and gross margin stated as a percentage of total revenue.
(4)    Adjustment relates to the exclusion of special charges (recoveries) from our Non-GAAP-based operating expenses as special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.
(5)    GAAP-based and Non-GAAP-based income from operations stated in dollars.
(6)    Adjustment relates to the exclusion of other income (expense) from our Non-GAAP-based operating expenses as other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.
(7)    Adjustment relates to differences between the GAAP-based tax provision rate of approximately 30% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)    Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended December 31, 2019
		Per share diluted
GAAP-based net income, attributable to OpenText	$107,467	$0.40
Add:
Amortization	93,759	0.35
Share-based compensation	7,783	0.03
Special charges (recoveries)	10,072	0.04
Other (income) expense, net	(1,972)	(0.01)
GAAP-based provision for (recovery of) income taxes	46,818	0.17
Non-GAAP-based provision for income taxes	(36,957)	(0.14)
Non-GAAP-based net income, attributable to OpenText	$226,970	$0.84
Reconciliation of Adjusted EBITDA

Three Months Ended December 31, 2019
GAAP-based net income, attributable to OpenText	$107,467
Add:
Provision for (recovery of) income taxes	46,818
Interest and other related expense, net	32,376
Amortization of acquired technology-based intangible assets	42,299
Amortization of acquired customer-based intangible assets	51,460
Depreciation	20,712
Share-based compensation	7,783
Special charges (recoveries)	10,072
Other (income) expense, net	(1,972)
Adjusted EBITDA	$317,015

GAAP-based net income margin	13.9%
Adjusted EBITDA margin	41.1%
Reconciliation of Free cash flows

Three Months Ended December 31, 2019
GAAP-based cash flows provided by operating activities	$207,238
Add:
Capital expenditures (1)	(19,598)
Free cash flows	$187,640

(1) Defined as "Additions of property and equipment" in the Condensed Consolidated Statements of Cash Flows.

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the six months ended December 31, 2019. (In thousands, except for per share data)
	Six Months Ended December 31, 2019
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$205,806		$(754)	(1)	$205,052
Customer support	59,175		(613)	(1)	58,562
Professional service and other	107,942		(589)	(1)	107,353
Amortization of acquired technology-based intangible assets	82,597		(82,597)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	1,007,552	68.6%	84,553	(3)	1,092,105	74.4%
Operating expenses
Research and development	161,461		(2,476)	(1)	158,985
Sales and marketing	265,928		(4,499)	(1)	261,429
General and administrative	106,130		(5,743)	(1)	100,387
Amortization of acquired customer-based intangible assets	100,618		(100,618)	(2)	—
Special charges (recoveries)	15,173		(15,173)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	317,253		213,062	(5)	530,315
Other income (expense), net	(813)		813	(6)	—
Provision for (recovery of) income taxes	69,909		(4,707)	(7)	65,202
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	181,868		218,582	(8)	400,450
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.67		$0.81	(8)	$1.48
(1)    Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.
(2)    Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.
(3)    GAAP-based and Non-GAAP-based gross profit stated in dollars and gross margin stated as a percentage of total revenue.
(4)    Adjustment relates to the exclusion of special charges (recoveries) from our Non-GAAP-based operating expenses as special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.
(5)    GAAP-based and Non-GAAP-based income from operations stated in dollars.
(6)    Adjustment relates to the exclusion of other income (expense) from our Non-GAAP-based operating expenses as other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.
(7)    Adjustment relates to differences between the GAAP-based tax provision rate of approximately 28% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)    Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Six Months Ended December 31, 2019
		Per share diluted
GAAP-based net income, attributable to OpenText	$181,868	$0.67
Add:
Amortization	183,215	0.68
Share-based compensation	14,674	0.05
Special charges (recoveries)	15,173	0.06
Other (income) expense, net	813	—
GAAP-based provision for (recovery of) income taxes	69,909	0.26
Non-GAAP-based provision for income taxes	(65,202)	(0.24)
Non-GAAP-based net income, attributable to OpenText	$400,450	$1.48
Reconciliation of Adjusted EBITDA

Six Months Ended December 31, 2019
GAAP-based net income, attributable to OpenText	$181,868
Add:
Provision for (recovery of) income taxes	69,909
Interest and other related expense, net	64,586
Amortization of acquired technology-based intangible assets	82,597
Amortization of acquired customer-based intangible assets	100,618
Depreciation	40,989
Share-based compensation	14,674
Special charges (recoveries)	15,173
Other (income) expense, net	813
Adjusted EBITDA	$571,227

GAAP-based net income margin	12.4%
Adjusted EBITDA margin	38.9%
Reconciliation of Free cash flows

Six Months Ended December 31, 2019
GAAP-based cash flows provided by operating activities	$344,685
Add:
Capital expenditures (1)	(38,212)
Free cash flows	$306,473

(1) Defined as "Additions of property and equipment" in the Condensed Consolidated Statements of Cash Flows.

(3)    The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and six months ended December 31, 2020 and 2019:

	Three Months Ended December 31, 2020		Three Months Ended December 31, 2019
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	24%	14%	25%	15%
GBP	5%	5%	5%	6%
CAD	3%	10%	3%	10%
USD	60%	54%	58%	51%
Other	8%	17%	9%	18%
Total	100%	100%	100%	100%

	Six Months Ended December 31, 2020		Six Months Ended December 31, 2019
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	23%	14%	23%	14%
GBP	5%	5%	5%	6%
CAD	3%	10%	3%	10%
USD	61%	55%	59%	52%
Other	8%	16%	10%	18%
Total	100%	100%	100%	100%
*Expenses include all cost of revenues and operating expenses included within the Condensed Consolidated Statements of Income (Loss), except for amortization of intangible assets, share-based compensation and special charges (recoveries).